

An Independent Third Party Testing Lab

DigiPath

Labs Inc.

Principled Analytic Testing

2014 | Las Vegas, NV

DigiPath Labs Inc.

Principled Analytic Testing

- Establishing medical marijuana testing and safety screening for Nevada patients

- Applying calibration standards and implementing standard operating protocols for chain of custody sample interrogation

- Radiometric data transfer to registered Nevada dispensary customers


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Why DigiPath Labs?

- Over 60 years combined expertise in pioneering digital pathology solutions
- Our reach to more than 750 academic medical centers, reference laboratories, biopharmaceutical organizations, and life science research institutions worldwide
- We ensure consistency and quality by setting the industry standards for testing and professional education



DigiPath PathScope™

Chain of Custody

- DigiPath will emphasis the importance of establishing custody, control, analysis, and disposition of results

- Maintaining a well-documented chain of custody from receipt of customer's sample, logging information, storage of sample, analysis, digital storage and reporting of results



Patient Safety is our #1 Goal:

- Cannabinoid profiling
- Calibration of cannabinoid potency
- Documenting solvent or pesticide residuals
- Identifying any microbial contaminants
- Delineation of heavy metal contaminates
- Presence of biological toxins


SAFETY
FIRST

Environmentally Responsible

- Small volume UPLC analytical instrumentation selected for low solvent flow through
- This technique provides detection quantification and potency measurement
- Analytical standards as defined by the WHO, FDA, DEA and UN



ACQUITY UPLC H-Class System
Chromotography

Cannabinoid Potency Profiling

- Δ-9 Tetrahydrocannabinol (THC)
- Tetrahydrocannabinolic Acid (THC-A)
- Cannabidiol (CBD)
- Cannabinol (CBN)
- Cannabigerol (CBG)
- Cannabidiol (CBDA)



Tetrahydrocannabinol (THC)
Reduces vomiting and nausea
Stimulates appetite
Suppresses muscle spasms
Cannabidiol (CBD)
Antibacterial
Inhibits cancer cell growth
Promotes bone growth
Reduces blood sugar levels
Reduces inflammation
Reduces vomiting and nausea
Relieves pain
Relieves anxiety
Treats psoriasis
Cannabichromene (CBC)
inhibits cancer cell growth
promotes bone growth
reduces inflammation
relieves pain
Cannabidiol (CBDA)
Reduces inflammation
inhibits cancer cell growth
Cannabinol (CBN)
Pain reducer
Sleep aid
suppresses muscle spasms
Cannabigerol(CBG)
Aids sleep
inhibits cancer cell growth
promotes bone growth
slows bacterial growth

Residual Solvent & Pesticides

- Patient assurance that cannabis concentrates are free of residual organic chemicals used in extraction

- Using GC-FID (gas chromatograph with flame ionization detector)



GC-FID Chromatograph

Microbial Contaminants

- Standard agar plating reveals the magnitude of microorganisms

- Tier 1 testing includes detection, identification, and quantification of the following species: ***E. Coli*, *Salmonella*, Total Coliform, *Aspergillus* sp., *Mucor* sp., *Penicillium* sp., *Thermophilic Actinomycetes* sp., and filth analysis.** Testing is done in conformance with USP guidelines for pharmaceutical products.

- Human pathogenic species excluded by genetic analysis using the polymerase chain reaction (PCR)





Heavy Metal Contaminants

- Revealing the presence of the toxic metals
  (mercury, arsenic, lead, cadmium)



- Inductively Coupled Plasma Mass Spectrometry (ICP-MS)



Screening for Biological Toxins

- An additional level of safety provided to patients, growers and dispensaries
- Use of rapid diagnostic assay for aflatoxin, ricin and botulinum toxins



Flagship Facility - Las Vegas, Nevada

- Las Vegas, Nevada will be the flagship DigiPath testing lab and home to an extensive database for strain development

- DigiPath Labs is dedicated to providing quality potency testing and safety screening for any medicinal cannabis product



- Co-located seminar space exists for training and implementing our standardized processes

DigiPath Labs Equipment List

Chemistry Equipment List

Chemical fume hood (with installation)
Lab tables
Lab bench(s)
UPLC System
ICP-FI
Gas chromatograph
PCR machine
HPLC Columns
Rotory Evaporator
UV-Vis Spectrophotometer
Millipore Water System
Lyopholizer
Karl Fisher Apparatus
Overhead Stirrer
Conductivity Meter
Heat Block
Stir / Heat Block
RV High Vacuum Pump
Vacuum Drying Oven
Assorted Glassware
Fume Hood Rack Hardware
Benchtop Vortexers
Centrifuge (micro)
Centrifuge (swing bucket)
Centrifuge Rotor
Explosion proof regrigerator
Explosion proof freezer
Pipetters
Chromatography system

Biological Equipment List

Microscope with digital camera
Computer
pH meter
Microbalance
Osmometer
Plate Shaker
Roto Mixer
Water Bath
Ice machine
Refrigerator
-20C Freezer



DigiPath Labs Chief Scientist

Dr. Cindy S. Orser, Ph.D.

B.S., 1978, Montana State University, Botany
Ph.D., 1985, University of California, Berkeley, Plant Pathology (Genetics)
Postdoctoral Fellow, 1985-1987, Purdue University, Biology

More than 20 years experience as an Innovator, Principal Investigator and Entrepreneur in both Academics and Industry interfacing with the FDA, CDC, ARC and other Federal and International agencies for regulatory compliance. Strength centered on visionary, strategic planning and execution.

Hands on experience in the preparation, submission and compliance with sponsor guidelines on 40 competitive grant and contract awards ranging from $4,000 to over $3M from: the DHS, USAF OSG, DARPA, NHLBI, NCI, NIDDK, ARMY OSD, USDA, EPA, DOE, USGS, NSF, DEFRA (UK) and Alliance Biosecure (France) across a broad field of scientific inquiry marked by innovation and success with 27 issued and pending patents and 41 peer-reviewed publications.


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An Independent Third Party Testing Lab